UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2024 (September 30, 2024)

Monogram Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3919 Todd Lane, Austin, TX 78744

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 399-2656

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	REGULATION FD DISCLOSURE

Closing of Series D Preferred Offering

On October 2, 2024, Monogram Technologies Inc. (the “Company”) issued a press release announcing that the Company’s 8.00% Series D Convertible Cumulative Preferred Stock (the “Series D Preferred Stock”) continuous offering (the “Offering”) closed on October 1, 2024.

FDA Correspondence

On October 2, 2024, the Company issued a press release announcing that it received an Additional Information Request (“AIR”) from the U.S. Food and Drug Administration (“FDA”) related to the Company’s submission K242121 for marketing clearance for the Company’s mBôs (Monogram mBôs TKA System) (the “Application”).

In each case, the foregoing disclosure is qualified in its entirety by the full text of the respective Press Releases.

A copy of the press releases are attached as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference into this Item 7.01. The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except to the extent expressly stated in such filing.

ITEM 8.01	OTHER EVENTS

Closing of Series D Preferred Offering

The Company’s Series D Preferred Stock Offering closed on October 1, 2024. The Company sold 5,790,479 units, with each unit consisting of (a) one share of the Company’s Series D Preferred Stock and (b) one common stock purchase warrant to purchase one share of the Company’s common stock, $0.001 par value per share (the “Common Stock”), for a total of 5,790,479 shares of the Company’s Series D Preferred Stock and warrants to purchase an aggregate of 5,790,479 shares of the Company’s Common Stock (and shares of Common Stock underlying shares of Series D Preferred Stock, PIK dividends on Series D Preferred Stock, and all such warrants).

The first dividend, which is scheduled to be paid on October 15, 2024 will be $0.033 per share of Series D Preferred Stock and will cover the period from, and including, August 9, 2024, the first date we initially issue and sell the Series D Preferred Stock through, but not including, October 15, 2024.

The net proceeds of the offering of Series D Preferred Stock was approximately $11.7 million (after deducting the selling agent fees and excluding offering expenses)

The legal opinion of Duane Morris LLP relating to the securities that were offered and sold in this Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

FDA Correspondence

On September 30, 2024, the Company received an Additional Information Request (“AIR”) from the U.S. Food and Drug Administration (“FDA”) related to the Company’s submission K242121 for marketing clearance for the Company’s mBôs (Monogram mBôs TKA System) (the “Application”).  The FDA informed the Company that the FDA placed the Application on hold pending a complete response to the AIR.  The FDA has informed the Company that the Company has 180 days from the date of the AIR to provide a complete response to the AIR or the FDA will consider the Application withdrawn.  The Company’s management team believes the FDA communications reiterated an accommodative posture toward clinical data obtained from Indian trials. Regulatory strategy can be dynamic as new facts and opportunities emerge. The Company’s goal is to obtain FDA clearance as quickly and economically as possible. As the Company works to respond to the AIR, the Company, in parallel, will pursue a submission for its active modality with OUS. clinical data as it continues to work through the AIR for its semi-active system.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the press releases, contains forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward- looking statements. Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in the Company’s lack of profitability and need for additional capital to grow its business; the Company’s dependence on partners to further the development of its product candidates; the uncertainties inherent in the development, attainment of the requisite regulatory authorizations and approvals and launch of any new product; the outcome of pending or future litigation; and the various risks and uncertainties described in the "Risk Factors" sections of the Company’s latest annual and quarterly reports and other filings with the SEC.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not rely upon any forward-looking statements as predictions of future events. The Company undertakes no obligation to revise or update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, in each case, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
5.1	Opinion of Duane Morris LLP dated October 2, 2024
99.1	Press Release dated October 2, 2024
99.2	Press Release dated October 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM TECHNOLOGIES INC.

Dated: October 2, 2024	/s/ Benjamin Sexson
Benjamin Sexson
Chief Executive Officer

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